Virtus Premium AlphaSector® Series,

a series of Virtus Variable Insurance Trust

Supplement dated May 11, 2015 to the Summary and

Statutory Prospectuses and Statement of Additional Information (“SAI”) dated April 30, 2015

Important Notice to Investors

At a meeting of the Board of Trustees (the “Board”) of Virtus Variable Insurance Trust (the “Trust”) held on April 15, 2015, the Board considered and approved the recommendation of Virtus Investment Advisers, Inc. (the “Adviser”) to dissolve and liquidate the Virtus Premium AlphaSector Series (the “Series”) on or about the close of business on June 26, 2015 (“Liquidation Date”). Accordingly, the Adviser has prepared a Plan of Liquidation (the “Plan”) for execution by the Trust. In connection with the decision to dissolve and liquidate the Series, the Series will soon be closed to new and subsequent investments.

Because the Series is used as a funding vehicle for the variable annuity contracts and/or variable insurance policies (collectively, “variable insurance contracts”) of several insurance companies, the Trust will furnish notice of the liquidation to each such insurance company and will request that the insurance companies notify the holders of the variable insurance contracts (the “contract holders”) of the Series’ dissolution and liquidation. It is anticipated that each contract holder will receive additional information from the insurance company offering the contract holder’s particular variable insurance contract about what options the contract holder has for reallocating the value of such contract holder’s variable insurance contract allocated to the Series.

Shareholders of record (in this case the insurance company separate accounts) may redeem their shares of the Series at any time prior to the Liquidation Date. In accordance with the Plan, any shares of the Series outstanding on the Liquidation Date will be redeemed automatically as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Series has paid or provided for all of its charges, taxes, expenses and liabilities. Liquidation proceeds will be paid in cash to each shareholder of record.

In anticipation of shareholders redeeming their shares of the Series between the date of this supplement and the Liquidation Date, the Series expects to begin liquidating its assets immediately and therefore deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.

In connection with the liquidation, the Adviser has terminated the subadvisory agreement with F-Squared Institutional Advisors, Inc. (“F-Squared”) as a subadviser to the Series. Therefore, all references to F-Squared and to Alexey Pancheckha as the Series’ portfolio manager from F-Squared are hereby deleted from the Series’ Prospectuses and SAI.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT PASS Liquidation (5/2015)